UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2017

EMBASSY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-1449794	26-3339011
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Gateway Drive, Suite 100
Bethlehem, PA		18017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers.

On December 20, 2017, Embassy Bank for the Lehigh Valley (the “Bank”), the primary operating subsidiary of Embassy Bancorp, Inc. (the “Company”), entered into an amendment (the “Amendment”) to each of the supplemental executive retirement plan agreements between the Bank and Judith A. Hunsicker, Chief Financial Officer, and James R. Bartholomew, Executive Vice President, respectively, of the Company and the Bank.  Additionally, in lieu of an increase in the amounts payable under his existing supplemental executive retirement plan agreements, the Company issued to David M. Lobach, Jr., Chairman, President and Chief Executive Officer of the Company and the Bank, ten thousand nine  (10,009) shares of restricted stock pursuant to the Company’s 2010 Stock Incentive Plan, all as more fully described below.

Supplemental Retirement Plan Agreements

The Amendments provide solely for an increase in the amount of the annual benefit payable under the Agreements, as set forth in the table.

Name	Agreement	Prior Annual Benefit	New Annual Benefit
Judith A. Hunsicker	Supplemental Executive Retirement Plan Agreement dated December 23, 2015	$24,385	$38,268
James R. Bartholomew	Supplemental Executive Retirement Plan Agreement dated December 23, 2015	$15,420	$24,198

The foregoing description of the Amendments is qualified in its entirety by reference to the actual Amendments filed herewith as Exhibits 10.1 and 10.2, which are incorporated herein by reference.  The material terms of the Agreements were previously described in Item 5.02 of the Company’s Current Report on Form 8-K filed on December 29, 2015, which description is incorporated herein by reference.

Grant of Restricted Stock

On December 20, 2017, the Company issued to Mr. Lobach ten thousand nine (10,009) shares of restricted stock pursuant to the Company’s 2010 Stock Incentive Plan.  On December 20, 2017, the shares had an aggregate fair market value of $156,594.81.  The shares were issued in lieu of a periodic increase in the benefits payable under the existing supplemental executive retirement plan agreements between the Bank and Mr. Lobach.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.         Description

10.1Amendment No. 2 to Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and Judith A. Hunsicker dated December 20, 2017.

10.2Amendment No. 2 to Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and James R. Bartholomew dated December 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embassy Bancorp, Inc.

Date: December 20, 2017	By:	/s / Judith A. Hunsicker
	Name:	Judith A. Hunsicker
	Title:	Senior Executive Vice President,
Chief Operating and Financial Officer

EXHIBIT INDEX

Exhibit No.         Description

10.1Amendment No. 2 to Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and Judith A. Hunsicker dated December 20, 2017.

10.2Amendment No. 2 to Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and James R. Bartholomew dated December 20, 2017.